UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2024, Ulrich E. Keller, Jr. resigned from his position as Executive Chairman of First Foundation Advisors, a wholly-owned subsidiary of First Foundation Inc. (the “Company”). Mr. Keller will continue to serve as a Senior Managing Director of First Foundation Advisors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company held a Special Meeting of Stockholders on September 30, 2024 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders (the “Stockholders”) approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to amend Article IV of the Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, of the Company (“common stock”) from 100,000,000 to 200,000,000. The Amendment, which was filed with the Secretary of State of the State of Delaware and was effective on September 30, 2024, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting on September 30, 2024, the Stockholders voted on the proposals listed below, each of which was described in the Company’s definitive proxy statement for the Special Meeting (the “Proxy Statement”):

1.	To approve and adopt an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares (the “Authorized Share Amendment Proposal”);

2.	To approve the issuance of shares of common stock in connection with the July 2024 Capital Raise (as defined in the Proxy Statement) pursuant to New York Stock Exchange listing rules (the “Share Issuance Proposal”); and

3.	To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, sufficient votes to approve the Authorized Share Amendment Proposal and the Share Issuance Proposal have not been obtained by the Company (the “Adjournment Proposal”).

Each Stockholder of record is entitled to one vote per share of common stock. As of the close of business on August 5, 2024, the record date for the Special Meeting, there were a total of 67,852,058 shares of common stock issued and outstanding, constituting all of the outstanding voting securities of the Company. Present at the Special Meeting, either in person or by proxy, were holders of 49,155,273 shares of common stock, constituting a quorum. Set forth below are the final voting results:

Proposal No. 1 – Approve and Adopt the Authorized Share Amendment Proposal

Votes For	Votes Against	Abstain	Broker Non-Votes
44,066,184	4,958,268	130,821	0

The Stockholders voted to approve the Authorized Share Amendment Proposal.

Proposal No. 2 – Approve the Share Issuance Proposal

Votes For	Votes Against	Abstain	Broker Non-Votes
37,433,786	5,149,195	140,227	0

The Stockholders voted to approve the Share Issuance Proposal.

Proposal No. 3 – Approve the Adjournment Proposal

Votes For	Votes Against	Abstain	Broker Non-Votes
45,077,343	4,062,935	14,995	0

The Stockholders voted to approve the Adjournment Proposal. The Company received sufficient votes to approve the Authorized Share Amendment Proposal and Share Issuance Proposal and, therefore, no adjournment of the Special Meeting was necessary to solicit additional proxies.

Item 7.01 Regulation FD Disclosure.

In light of the approval by the Stockholders of the Authorized Share Amendment Proposal and the Share Issuance Proposal:

•	The quarterly non-cumulative cash dividend (annual rate of 13%) and liquidation preference rights of the Company’s Series A Noncumulative Convertible Preferred Stock (the “Series A Preferred Stock”) cease to apply. Shares of Series A Preferred Stock (a) are now entitled to receive dividends at the same time and on the same terms as shares of common stock in accordance with the Certificate of Designations for the Series A Preferred Stock, and (b) rank as equal to shares of common stock in any liquidation of the Company.

•	All of the issued and outstanding shares of the Company’s Series B Noncumulative Convertible Preferred Stock (the “Series B Preferred Stock”) automatically converted into shares of common stock as of the close of business on October 2, 2024, in accordance with the terms of the Certificate of Designations for the Series B Preferred Stock.

•	The Company will not be required to issue any cash-settled warrants to the investors who participated in the July 2024 Capital Raise (as defined in the Proxy Statement).

As of the close of business on October 2, 2024 (and giving effect to the conversion of shares of Series B Preferred Stock that occurred on that date), the number of shares of common stock outstanding was 82,345,084 and the number of shares of Series A Preferred Stock outstanding was 29,811.

On October 3, 2024, the Company issued a press release announcing the reclassification of certain multifamily loans from loans held for investment to loans held for sale and the conversion of the Series B Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of First Foundation Inc.

99.1	Press Release, dated October 3, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: October 3, 2024	By:	/s/ SCOTT F. KAVANAUGH
Scott F. Kavanaugh
Chief Executive Officer